LEASE AGREEMENT – Exhibit 10.23

THIS LEASE AGREEMENT (this "Lease") is made and entered into this 1st day of July, 2008, by and between The Crown Building, hereinafter referred to as “Lessor,” and ____Identica Holdings, Corp___, hereinafter referred to as “Lessee”.

In consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, Lessor does hereby demise and lease to Lessee, and Lessee does hereby lease from Lessor, certain premises situated in Hillsborough County, Florida, more particularly described as Suite  __605A__ located in the Crown Building, and hereinafter called the “Premises.”

BASIC LEASE PROVISIONS:

Name and Address of Building:

Lease Term:  _24- 36 _   Months

The Crown Building

Area of Premises:

3825 Henderson Boulevard

              1120_Square feet of usable area

Tampa, Florida 33629

plus common areas which equal total

1288 Rentable square feet

Initial Monthly Base Rent:

Address of Premises:   3825 Henderson $_1771.00   plus sales tax in the current

Boulevard, Tampa, Florida 33629

amount of  7.00%. (Tax of $123.87 month)=

$_ 1894.97_   monthly rent

Commencement Date:

July, 1, 2008      Expiration Date:   June 30th, 2011

1.

TERM:  The Premises are leased for a term of _36 months to commence at 12:00 o’clock noon on the date of delivery of possession of the Premises to Lessee and shall continue thereafter until 12:00 o’clock noon 36 months thereafter as set forth herein, unless sooner terminated as provided herein.  Lessee agrees to give written notice to Lessor (120 days prior to expiration of lease term of intent to either renew lease or vacate premises), on or before Feb.28, 2011 by certified mail, electronic mail or signed acknowledgement letter from Lessor.   Lessor agrees to substantially complete Lessee’s improvements to the Premises and to deliver possession of the Premises to Lessee on or before _7/1/2008_ (“Commencement Date”).  If for any reason, other than the fault of Lessee, Lessor fails to deliver possession of the Premises to Lessee on or before the Commencement Date, the Rent shall not commence until such date as Lessor delivers possession to the Premise to Lessee, and the expiration and other dates shall likewise be extended.

2

BASE RENT:  Lessee agrees to pay Lessor as base rent (“Base Rent”), without notice or demand, the monthly sums as set forth herein, in advance on or before the first day of each successive calendar month during the Initial Term and any Renewal Terms hereof.  Except as otherwise provided herein, the Rent shall commence on the Commencement Date.

The Base Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment herein based upon a thirty (30) day month.  Said Base Rent shall be paid to Lessor, without deduction or offset, in lawful money of the United States of America and at such place as Lessor may from time to time designate in writing.

2.1      DELINQUENCY:  Furthermore any rent or portion of rent that is not received by the fifth day of each month shall be deemed “delinquent”.  All delinquent Rent shall bear a late fee at the maximum rate of  (15.% of the monthly rent) per month.  “Delinquent rent” shall include all rent accrued but not collected.

2.2       Election By Lessor Not Exclusive.    The exercise by Lessor of any right or remedy to collect rent or enforce its rights under this Lease will not be a waiver or preclude the exercise of any other right or remedy afforded Lessor by this Lease or by statute or law.  The failure of Lessor in one or more instances to insist on strict performance or observations of one or more of the covenants or conditions of this lease or to exercise any remedy, privilege, or option conferred by this Lease on or reserved to Lessor shall not operate or be construed as a relinquishment or future waiver of the covenant or condition or the right to enforce it or to exercise that remedy, privilege, or option; that right shall continue in full force and effect.  The receipt by Lessor of rent or any other payment or part of payment required to be made by Lessee shall not act to waive any other additional rent or payment (including late charges, and holdover) then due.  Even with Lessor’s knowledge of the breach of any covenant or condition of this Lease, receipt will not operate as or be considered to be a waiver of this breach or right to collect late charges, and no waiver by Lessor of any of the provisions of this Lease, or any of Lessor’s rights, remedies, privileges, or options under this Lease, will be considered to have been made unless made by Lessor in writing.

No additional notice is required from Lessor in order for “delinquency rent” to become due and payable. The “delinquency rent” shall not be deemed waived without express written consent of Lessor.

Lessee agrees to pay the Crown Building c/o Mel Jacobson, Trustee as agent for Lessor at P.O. Box 18404, Tampa, Florida  33679 (3825 Henderson Blvd. Suite 100, Tampa, Florida  33629) , without prior notice or demand and without any deduction whatsoever.

The Base Rent payable to Lessor by Lessee under this Lease shall be calculated as follows:

Year 1:$16.50  per sq.ft.   $21,252  annual amount    $1771.00 monthly + tax(123.97)= $1894.97

Year 2:$17.00 per sq.ft.   $21,896.00   annual amount    $1,824.67 monthly + tax( $127.73)= $1,952.40

Year 3:$17.50  per sq.ft.  $22,540        annual amount    $1,878.33 monthly + tax( $131.48)= $2,009.81

2.3        Sales Tax and Levies.   Lessee shall also pay any and all sales taxes or other levies made by any governmental agency on rental payments made by Lessee hereunder.

2.4 (NA)

ADDITIONAL RENT:  Lessee agrees to pay Lessor as additional rent for each year during the term of said Lease, the operating costs increase over the base year.  These operation costs shall include cleaning, utilities, insurance and supplies.  This operating maintenance rate shall be $5.00 per sq.ft. for the base year (which is included in the above-referenced Base Rent amounts).  In the event the operating expenses in any year after the base year are increased, Lessee shall pay its pro-rata share of the increase.

This pro-rata increase shall be based on the percentage of the square footage occupied by Lessee, which shall be  2.14%.  If Lessee shall move in after the first of the year any increase shall be prorated on a monthly basis.  Such additional rent by reason of increased expenses shall be payable by Lessee within 30 days of presentation.  This determination shall be made on a calendar year basis as soon as appropriate accounting information for the calendar year is available.

2.5

TAX ADJUSTMENT:  Lessor shall pay all Ad Valorem taxes and assessments levied against the office space on the building.  Lessee shall pay its pro-rata share 2.14% of any increase of property taxes billed in the second calendar year after the commencement of the term hereof.  Any increase in future property taxes shall be similarly prorated and billed.

If required to be paid by Lessee under applicable law, such additional rent by reason of tax increases shall be payable by Lessee within thirty (30) days of presentation to Lessee of copies of paid tax statements for the year for which payment is demanded.

2.6

ELECTRIC ADJUSTMENT:  Lessee shall pay electricity as follows.  Lessee shall pay its pro rata share 2.14%  of any increase of electric cost based on 1.50 kilowatt per hour on 50,000 sq. ft. for 12 months.

2.7

SECURITY DEPOSIT:  Concurrently with the execution of this Lease, Lessee has deposited with Lessor the sum of $1952.40 + 500 ,  the receipt of which is hereby acknowledged, which sum shall be retained by Lessor as a security deposit/damage (last month’s rent).  The security deposit shall be held by Lessor without liability for interest and as security for the performance by Lessee of Lessee’s covenants and obligations under this Lease, it being expressly understood that such deposit shall not be considered advance payment of rental or additional rent or measure of Lessee’s damages in case of default by Lessee.  Upon occurrence of any event of default by Lessee, Lessor without prejudice to any other remedy may use such deposit to the extent necessary to make good any arrearages of rent or any amount owed to Lessor under the terms and conditions of this Lease.  Lessee without demand shall pay to Lessor the amount so applied in order to restore the security deposit to its original amount.  If Lessee is not in default hereunder, any remaining balance of such deposit shall be returned by Lessor to Lessee within thirty days of termination or expiration of the Lease.  If Lessor transfers ownership interest in the building during the Lease term, Lessor may assign the security deposit to the transferee and  upon notice of the transfer to Lessee, thereafter shall have no further liability for the return of such security deposit.

3.

USE AND POSSESSION:  It is understood that the Premises are to be used by Lessee for general office purposes and for no other purpose without prior written consent of Lessor, which shall not be unreasonably withheld or delayed.  Lessee shall not occupy or use the Premises or permit the use or occupancy of the Premises for any purpose or in any manner which (a) is unlawful or in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule; (b) may be dangerous to persons or property; (c) may invalidate any insurance policy held by Lessor or increase the amount of premiums for any policy of insurance affecting the Building, if any additional amounts of insurance premiums are so incurred, Lessee shall pay to Lessor the additional amounts on demand as Additional Rent, provided that such payment shall not authorize such use; (d) may create a nuisance or disturb any other tenant of the Building or the occupants of neighboring property or injure the reputation of the Building; and (e) violate the Rules and Regulations of the Building as may from time to time be provided by the Manager or any restriction of the record.  Lessee agrees to accept possession of the Premises within ten (10) days after receipt of notice by Lessor of completion if after the Commencement Date.  Lessee, at the expiration of the Term, shall deliver up the Premises in good repair and condition, except for damages beyond the control of Lessee, reasonable use, and ordinary wear and tear. Lessee shall be responsible for cleaning carpet as needed.

4.

SERVICES:  Lessor shall provide the following:  heat and air conditioning in the Premises, during business hours 7 AM-7 PM (exclusive of Saturday/Sunday and legal holidays) the extent necessary for the comfortable occupancy of the Premises under normal business operations and in the absence of the use of machines, equipment, or devices which affect the temperature otherwise maintained in the Premises (such machines shall not include normal office equipment, such as desktop computers, copiers); water from the regular Building fixtures for drinking, lavatory and toilet purposes, mowing, grounds keeping, and trash removal in the Common Area; and electricity for normal business usage.  Lesee shall be responsible for emptying the trash.  Landlord will take trash from the front door.

4.1

LESSEE’S CARE OF THE PREMISES:  Lessee will maintain the Premises in its condition at the time they were delivered to Lessee, reasonable use, wear and tear excluded.   All damage or injury to the Premises, the fixtures, appurtenances, and equipment in the Premises that is caused by Lessee, its agents, employees, or invitees, shall be promptly repaired, restored, or replaced by Lessee.  In the event Lessee fails to meet its obligations hereunder, Lessor may, at the expense of Lessee, have the Premises repaired, replaced or restored.  If so incurred by Lessor, such expense will be collectible as Additional Rent and will be paid by Lessee within 10 days after delivery of a statement for such expense.  Lessee shall be responsible for cleaning any carpet contained within the Premises, as needed.  A carpet protector shall be placed under each desk.

5.

LEASEHOLD IMPROVEMENTS:  The Premises are being rented without any additional services to be rendered by Lessor, other than those improvements and services described herein. Any modifications to the Premises Lessee may elect to have performed other than those specifically outlined in attached Exhibit A shall be at Lessee’s sole expense, with prior written approval of any alteration, remodel or improvement by Lessor.

6.

PARKING AREAS:  Lessor shall keep and maintain parking areas in good condition.  Lessor reserves the right to control the method, manner and time of parking in parking spaces; provided, however, that Lessee shall have the right to utilize the Building's common area parking.

7.         MAINTENANCE:  Lessor shall, at its expense and risk, maintain the roof, foundation and underground or otherwise concealed plumbing, the structural soundness of the exterior walls and all other exterior elements of the Premises including all lawns, shrubs and common areas.

8.

NO LIABILITY: Lessor shall not be liable for any failure of water supply, electrical current, heating or air conditioning, elevator services, or any other service, other than if caused by Lessor, its agents, employees or invitees.  Lessor shall not be liable or for injury or damage of person or property caused by fire, theft or by the elements or by other tenants or personnel in the building, or from pipes, appliances, or plumbing, of lighting, or from falling plaster, or from steam, gas, electricity, water, rain, or dampness, which may leak of flow from any part of the building, or resulting from the acts or omission of Lessee, Lessee’s agent, employees, invitees, or the other occupants of the building.  All goods and property or personal effects stored or placed by Lessee in or about the building shall be the sole risk of Lessee.

9.

ALTERATIONS:  Lessee, by occupancy hereunder, accepts the Premises as being in substantially good repair and condition and suitable for Lessee’s intended use of the Premises.  Lessee shall maintain the Premises and every part thereof in good repair and condition, reasonable use, wear and tear excepted.  Lessee shall not make or suffer to be made any alterations, additions or improvements to or of the Premises (with prior written approval by Lessor which approval shall not be unreasonably withheld, conditioned or delayed) or any part thereof.  Lessee shall not permit any lien or claim for lien of any mechanic, laborer, or supplier or any other lien to be filed against the Building, Common Areas, the Premises, or any part of such property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Lessee.

10.

SIGNS:  No sign, notice or other advertisement shall be inscribed, painted, affixed or displayed on any of the windows or doors or on any part of the outside or inside of the Premises without prior written consent of Lessor, which shall not be unreasonably withheld or delayed.  Any signs erected or placed in or on the Premises by Lessee may be removed by Lessee upon the expiration of the Lease, and, on the written request of Lessor, must be so removed upon such expiration or termination.  Any damage caused by the erection, maintenance or removal of any such sign, notice or advertisement shall be repaired fully and immediately by Lessee at its own expense.  Lessor will provide a suite sign and insert in the lobby directory for Lessee at Lessee’s expense to be delivered C.O.D.  Landlord will provide a sign as in to Bay Cities Bank sign located at 3902 Henderson Blvd., Timeframe will be subject to city permitting. Tenant will  also pay a one time $300 sign cost, plus tenant will have a choice in there outside sign panel at Tenants cost.

11.      INSURANCE:  Lessee agrees to and shall, prior to occupancy of the Premises by Lessee, secure from a company or companies reasonably satisfactory with Lessor, and maintain during the entire term of this Lease, the following insurance coverage.

A)

Public liability insurance in the minimum amount of $1,000,000.00 for loss from an accident resulting in bodily injury to, or death of, persons, and $50,000.00 for loss from an accident resulting in damage to, or destruction of, property;

B)

Fire and extended coverage insurance on Lessee’s fixtures, equipment and contents in or about the Premises with coverage in an amount of not less than 100% of the value of the contents.  Tenant may value contents  less than 100%.

C)

Lessee agrees that Lessor shall be named as an additional insured on the aforementioned policies of insurance provided by Lessee.

D)

The original policies may be retained by Lessee, but Lessor shall have the right to inspect any and all such policies, and the insured Lessee, on demand, agrees to furnish Lessor proof of payment of the premium or premiums on any such policies.

E)

If Lessee at any time during the term hereof should fail to secure or maintain the foregoing insurance, Lessor shall be permitted to obtain such insurance in Lessee’s name or as the agent of Lessee and shall be immediately compensated by Lessee for the cost of the insurance premiums.

12.

DESTRUCTION OF THE PREMISES:  If the building is rendered substantially untenantable by fire or other casualty, Lessor may elect by giving Lessee written notice within thirty (30) days after the date of the fire or casualty, either to:  (a) terminate this Lease as of the date of the fire or other casualty; or (b) proceed to repair or restore the Premise, or the Building (other than any leasehold improvements and personal property installed by Lessee), to substantially the same condition as existed immediately prior to the fire or casualty.

If Lessor elects to proceed pursuant to Subparagraph (b) above, Lessor’s notice shall contain Lessor’s reasonable estimate of the time required to substantially complete the repair or restoration.  If the estimate indicates that the time so required will exceed ninety (90) days from the date of the casualty and Lessor does not make available to Lessee for its use and occupancy other office space substantially similar to the Premises(or if Lessee does not accept such replacement space) , then Lessee shall have the right to terminate this Lease as of the date of such casualty by giving written notice to Lessor not later than twenty (20) days after the date of Lessor’s notice.  If Lessor’s estimate indicates that the repair or restoration can be substantially completed within ninety (90) days, or if Lessee fails to exercise its right to terminate this Lease, this Lease shall remain in force and effect though Rent shall be abated during any period where Lessee is unable to occupy the Premises.

If either the Premises or the Building is damaged by fire or other casualty but is not rendered substantially untenantable, then Lessor shall diligently proceed to repair and restore the damaged portions thereof, other than the leasehold improvements and personal property installed by Lessee, to substantially the same condition as existed immediately prior to such fire or casualty, unless such damage occurs during the last twelve (12) months of the Term, in which event either Lessor or Lessee shall have the right to terminate this Lease as of the date of such fire or other casualty by giving written notice to the other party within thirty (30) days after the date of such fire or other casualty.

During any restoration period, rent shall abate based upon the percentage of the Premises rendered untenantable.  In the event the Lease is terminated, rent shall abate as of the date of casualty and any rent paid for periods beyond the date of casualty shall be refunded to Lessee.

13.

CONDEMNATION:  If all or part of the Premises or Building is permanently taken or condemned by any authority for any public use or purpose (including a deed given in lieu of condemnation), which renders the Premises substantially untenantable, this Lease shall terminate as of the date title vests in such authority and the rent shall be apportioned as of such date.

If all or part of the Premises or Building is permanently taken or condemned by any authority for any public use or purpose (including a deed given in lieu of condemnation), and this Lease is not terminated, the rent shall be equitably and fairly reduced for the period of such taking by an amount which bears the same ratio to the rent then in effect as the number of square feet to leased area in the Premises so taken or condemned, if any, bears to the number of square feet of leased by Lessee.

Lessor shall be entitled to receive the entire price or award for any such sale, taking or condemnation without any payment to Lessee hereby assigns to Lessor Lessee’s interest, if any, in such award; provided however, Lessee shall have the right separately to pursue against the condemning authority an award in respect to the loss, if any, to leasehold improvements paid by Lessee without any credit or allowance from Lessor and for any loss for injury, damage, or destruction of Lessee’s business resulting from such taking.

14.

INDEMNITY:  In the event of a third party claim, the parties agree as follows:

A. By Lessee.  Lessee agrees to indemnify and hold Lessor harmless against any and all claims, demands, damages, costs, and expenses, including reasonable attorney’s fees for the defense thereof, arising from the conduct or management of Lessee’s business in the Premises or from any breach on the part of Lessee of any conditions of this Lease, or from any act of negligence of Lessee or its agents, employees, subtenants or licensees in or about the Premises.  In case of any action or proceeding brought against Lessor by reason of any such claim, Lessor shall give notice to Lessee to defend such action..

B.  By Lessor.  Lessor agrees to indemnify and hold Lessee harmless against any and all claims, demands, damages, costs, and expenses, including reasonable attorney’s fees for the defense thereof, arising from the conduct or management of the Building or from any breach on the part of Lessor of any conditions of this Lease, or from any act of negligence of Lessor or its agents, employees, subtenants or licensees in or about the Building.  In case of any action or proceeding brought against Lessee by reason of any such claim, Lessee shall give notice to Lessor to defend such action..

C.  Insurance Exception.  In the event the foregoing indemnity provisions would cause a coverage loss of any otherwise covered insured claim, then the foregoing indemnity provisions shall be null and void as to such third party claim.

15.

INSPECTION AND DISPLAY OF PREMISES:  Lessor shall have the right, at all reasonable times during the term of the Lease, to enter the Premises for the purpose of examining or inspection the Premises and of making any repairs or alterations as Lessor shall deem necessary.  During the final three (3) months of the Lease term, Lessor shall also have the right to enter the Premises at all reasonable hours for the purpose of displaying the Premises to prospective tenants. Lessor shall give Lessee prior notice before exercising its right to enter the Premises under this Section 13.

16.

ASSIGNMENT AND SUBLEASE:  Without the prior written consent of Lessor which shall not be unreasonably withheld or delayed, Lessee shall not have the right to assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of the interest of Lessee in this Lease, in whole or in part, by operation of law, court decree or otherwise.  The consent of Lessor to any sublease or assignee shall be based on the financial or other suitability of the proposed sublessee or assignee.  If Lessee desires to sublease or assign any portion of the premises, Lessee must notify Lessor of such intent in writing, together with a copy of the proposed sublease or assignment at least thirty (30) days prior to the effective date of the proposed sublease or assignment.  Any approved sublease shall be expressly subject to the terms and conditions of this Lease.  In the event of any approved sublease or assignment of this Lease, in whole or in part, by Lessee, whether by operation of law, court decree or otherwise, Lessee shall not be released or discharged from any liability, whether past, present or future, under this Lease unless Lessee has obtained a separate, written release from Lessor.

Notwithstanding the foregoing, Lessee shall have the unconditional right without Lessor’s consent to sublease the premises or assign its interest in the Lease to any company affiliated by common ownership or control.

17.

HOLDING OVER:  Lessee agrees that if Lessee, or any assignee or sublessee of this Lease, shall continue to occupy the premises after the termination of this Lease, without prior written consent of Lessor, such tenancy shall be a Tenancy of Sufferance.  During the period of any holdover tenancy by Lessee, or any assignee or sublease, the then effective monthly rental obligation shall be one hundred fifty percent (200%) of said monthly rent on the first day of each and every month thereafter until the tenancy is terminated in a manner provided by law. All other conditions of this Lease shall apply. Any expense to Lessor as a result of actions to enforce this provision shall be the responsibility of Lessee. This provision expressly supersedes all other sections of this Lease.

18.

DEFAULT BY LESSEE:  If Lessee shall allow the Rent, including Additional Rent, to be in arrears more than 10 days after written notice of such delinquency, or shall remain in default under any other material term or condition of this Lease for a period of 30 days after written notice from Lessor or should any person other than Lessee secure possession of the Premises, or any part thereof, by reason of any receivership, bankruptcy proceedings, or other operation of law in any manner whatsoever, Lessor may at its option, without notice to Lessee:

A)

Terminate Lessee’s Right to Possession under the Lease and reenter and retake possession of the office space and relet or attempt to relet the office space on behalf of Lessee at such rent and under such terms and conditions as Lessor may deem best under the circumstances for the purpose of reducing Lessee’s liability.  Lessor shall not be deemed to have thereby accepted a surrender of the office space, and Lessee shall remain liable for all rental, or other sums due under this Lease and for all damages suffered by Lessor because of Lessee’s breach of any of the covenants of the Lease.

B)

Declare this Lease to be terminated, ended and null and void, and reenter upon and take possession of the office space whereupon all right, title and interest of Lessee in the office space shall end.

C)

Accelerate and declare the entire remaining unpaid rental and additional rental for the balance of this Lease to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same.

19.

ATTORNEY’S FEES:  In the event of any legal action or proceedings for the enforcement of this Lease, or any of the provisions hereof, the non-prevailing party agrees to pay all reasonable attorney’s fees and court costs incurred by the prevailing party.

20.

REMEDIES:  All rights and remedies of Lessor and Lessee under this Lease shall be cumulative, and none shall exclude any other right or remedy at law.  Such rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises.

21.

NOTICES:  All notices provided to be given under this Lease shall be given by certified mail or registered mail, postage prepaid and addressed to the proper party, at the following address:

LESSOR:

                                                           LESSEE:

The Crown Building

                                  Identica Holdings, Corp

PO Box 18404

                                                   3825 Henderson Blvd. #605A

                                                                                Tampa, Fl 33629

Tampa, Florida 33679                                                   efoster@identicaholdingscorp.com____________________           _

Email:  melson@tampabay.rr.com                                         Email:

Name/Phone #: Mel Jacobson (813)876- 3131

                 Ph:

Notice shall be deemed to have been duly given on the delivery thereof, if delivered personally, or on the third day after the mailing thereof, if mailed.  Either of the parties may change the address stated hereby by giving written notice in accordance with this Section to the other party.

22.

PARTIES BOUND:  This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns when permitted by this Lease.

23.

APPLICABLE LAW:  This Lease shall be construed under and in accordance with the laws of the State of Florida and any disputes shall be litigated in Hillsbourgh County, Florida.

24.

LEGAL CONSTRUCTION:  In case any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or un-enforceability shall not affect any other provision thereof and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

25.

SOLE AGREEMENT TO THE PARTIES:  This Lease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties with respect to the subject matter contained herein.

26.

SUBORDINATION OF LEASE:  This Lease shall be subject and subordinate to all underlying Leases and to mortgages and trust deeds that may now or hereafter affect such Leases or the real property of which the Premises form a part, and also to all renewals, modifications, consolidations, and replacements of such underlying Leases, mortgages, and trust deeds.  Although no instruments or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of such mortgages and trust deeds or by any of Lessors under such underlying Leases, at the sole expense of Lessor.  Lessee hereby appoints Lessor attorney in fact, irrevocably, to execute and deliver any such instrument for Lessee.  If any underlying Lease to which this Lease is subject terminates, Lessee shall, on timely request, attorn to the owner of the reversion.

In consideration for such attornment and subordination, Lessor agrees to utilize its best efforts to cause any mortgagee to agree in writing that in the event of foreclosure by mortgagee or a deed given to mortgagee in lieu of foreclosure, Lessee’s possession of the Premises shall not be disturbed as long as Lessee shall not be in default under the terms of this Lease.

27.

RIGHT TO CURE LESSEE’S BREACH:  If Lessee breaches any covenant or condition of this Lease, Lessor may, on reasonable notice to Lessee (except that no notice need be given in case of emergency) cure such breach at the expense of Lessee.  The reasonable amount of all expenses, including reasonable attorney’s fees, incurred by Lessor in so doing whether paid by Lessor or not shall be deemed Additional Rent payable on demand. Any applicable time periods restricting Lessor’s right to enforce this agreement shall be deemed as waived by the parties.  Lessor has the right to enforce any provisions of this Lease in due time.

28.        LANDLORD’S LIEN:  In addition to the statutory Landlord’s lien, Lessor shall have, at all times, a valid security interest to secure payment of all rentals, additional rental and all other sums of money becoming due hereunder from Lessee, and to secure payment of any damages or loss which Lessor may suffer by reason of the breach by Lessee of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture improvements and other personal property of Lessee presently or which may hereinafter be situated in the office space, and all proceeds therefrom and such property shall not be removed therefrom without the consent of Lessor until all arrearages of money due to Lessor hereunder shall first have been paid and discharged and all covenants, agreements, and conditions hereof have been fully complied with and performed by Lessee.  Lessee agrees that the Landlord’s lien will become effective immediately at the time of execution of this Lease agreement and that this Lease constitutes a valid and enforceable security instrument to be secured pursuant to the personalty stated in this paragraph and the appropriate UCC Filings to be executed by the Lessee.

29.

MECHANIC’S LIENS:  Lessee shall, within 5 days after notice from Lessor, discharge or remove to bond to a company approved by Lessor, such approval not to be unreasonably withheld or delayed, any mechanics’ liens for materials or labor claimed to have been furnished to the Premises on Lessee’s behalf.

30.      FORCE MAJEURE:  Whenever a period of time is herein prescribed for action to be taken be Lessor, Lessor shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, Acts of God, shortages of labor or material, theft, fire, public enemy, insurrection, governmental or court authority or any other causes of any kind whatsoever which are beyond the control of Lessor.

31.

WAIVER OR DEFAULT:  No waiver by the parties hereto or any default or breach of any term, condition, or covenant of this Lease shall be deemed to be a waiver of any other breach of the same or any other term, condition or covenant contained herein.

32.

BUILDING RULES:  Lessee shall faithfully observe and comply with the rules and regulations attached to and made a part of this Lease.  Lessor agrees to enforce such rules against all tenants.

33.

INTERRUPTION OF SERVICE OR USE:  Interruption or curtailment of any service maintained in the building, if caused by strikes, mechanical difficulties, or any causes beyond Lessor’s reasonable control (other than non payment by Lessor), whether similar or dissimilar to those enumerated, shall not entitle Lessee to any claim against Lessor or to any abatement in rent, and shall not constitute constructive or partial eviction, unless Lessor fails to take such measures as may be reasonable in the circumstances to restore the service without undue delay.

34.

LESSEE’S ESTOPPEL:  Lessee shall, from time to time, on not less than ten days’ prior written by Lessor, execute, acknowledge and deliver to Lessor a written statement certifying that the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect, as modified and listing the instruments of modification.  It is intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Lessor’s interest or mortgage of Lessor’s interest or assignee of any mortgage upon Lessor’s interest in the building.  Lessor shall provide the requested estoppel certificate to Lessee, at the sole expense of Lessor.

35.

EXCULPATION OF LESSOR:  If Lessor shall convey title to the Premises pursuant to a sale or exchange of property, Lessor shall not be liable to Lessee or any immediate or remote assignee or successor of Lessee as to any act or omission from and after such conveyance.

36.

RADON GAS:  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.  Levels of radon that exceed federal and state guidelines have been found in buildings in Florida.  Additional information regarding radon and radon testing may be obtained from the applicable county public health unit.

37.

RENT A SEPARATE COVENANT:  Lessee shall not for any reason withhold or reduce Lessee’s required payments of rental and other charges provided in this Lease.

38.

CORPORATE TENANCY:  If Lessee is a corporation, the undersigned officer of Lessee hereby warrants and certifies to Lessor that Lessee is a corporation in good standing and is authorized to do business in the State of Florida and the undersigned officer is authorized and empowered to bind the corporation to the terms herein and execute this Lease.

39.

BROKERAGE COMMISSION:  Lessee warrants that there are no claims for broker’s commissions or finder’s fees in connection with its execution of this Lease and agrees to indemnify and save Lessor harmless from any liability that may arise from such claim including but not limited to attorney’s fees.  Should a Broker participate in this transaction, a separate Commission agreement will be negotiated.  Lessor shall pay Broker’s commission.

40.

ENTIRE AGREEMENT:  This Lease sets forth all of the agreements between the parties with respect to the subject matter hereof thereby embodying the entire agreement between parties.  No change or modification of this Lease shall be valid unless the same shall be in writing and signed by all parties hereto.

IN WITNESS WHEREOF, the undersigned authorized representatives of Lessor and Lessee hereto execute this Lease as of the day and year first above written.

Signed and acknowledge in the presence of:

LESSOR:

The Crown Building

------------------------------------------

____________________________

By:  /s/ Melvin S. Jacobson

Melvin S. Jacobson, Trustee

-------------------------------------------

LESSEE:

      Identica Holdings, Corp

______________________________

_______________________________

By: /s/ Francine Foster

     Its:  Secretary (Corporate)

BUILDING RULES AND REGULATIONS

The following building rules and regulations have been adopted by Lessor for the care, protection and benefit of the office space and the building and for the general comfort and welfare of all tenants.

1.

The sidewalks, entrances, passages, halls, elevators and stairways shall not be obstructed by Lessee or used by Lessee for any purpose other than for ingress and egress to and from the building and Lessee’s office space.

2.

Restroom facilities, water fountains and other water apparatus shall not be used for any purpose other than those for which they were constructed. No coffee, foods, paints shall be poured into those drains.

3.

Lessor reserves the right to designate the time when freight, furniture, goods, merchandise and other articles may be brought into, moved or taken from Lessee’s office space or the building.

4.

Lessee shall not put additional locks or latches upon any door without the written consent of Lessor.  Any and all locks so added with Lessor's written consent on any door shall remain for the benefit of Lessor, and the keys to such locks shall be delivered to Lessor by and from Lessee.

5.

Lessee shall not install in the office space any heavyweight equipment or fixtures or permit any concentration of excessive weight in any portion thereof without first having obtained Lessor’s written consent.

6.

No wires of any kind or type (including but not limited to TV and radio antennas) shall be attached to the outside of the building and no wires shall be run or installed in any part of the building without Lessor’s prior written consent.

7.

If the office space is furnished with carpeting, Lessee shall provide a plexiglass or comparable carpet protection mat for each desk chair customarily used by Lessee.  For default or carelessness in these respects, Lessee shall pay Lessor the cost of repairing or replacing said carpet, in whole or in part, as additional rent when, in Lessor’s sole judgment, such repair or replacement is necessary.

8.

Lessor shall furnish two (2) keys to Lessee’s office space and/or the building, which shall be surrendered upon termination or expiration of the Lease. Lessee shall get keys only from Lessor and shall not obtain duplicate keys from any outside source without Lessor's permission.

9.

Lessor will not be responsible for any lost, stolen or damage to personal property, equipment, money or jewelry from Lessee’s area or public rooms regardless of whether such loss occurs when the area is locked against entry or not.

10.

Lessee shall be required to furnish one (1) fire extinguisher per 2,000 square feet of rental space.  The fire extinguisher must be furnished by a licensed Fire Extinguisher Company, at the expense of the tenant.  A yearly inspection by Certified Company to be paid by Lessee.

11.

Lessor shall furnish parking facilities for use by Lessee, Lessee’s employees, agents, guests or invitees.  But Lessor does not guarantee the availability of specific parking spaces.  Lessor shall not be liable for injuries, damage, theft or other loss, to persons or property that may occur upon or near said parking areas.  Lessor shall not be responsible or liable for failure of any person to observe this rule.

12.

Upon Lessee’s vacating premises, all trash and personal effects are to be removed from the Premises and Building by Lessee.   Should Lessor have to remove belongings of lessee, Lessor may charge for removal.   Lessor reserves the right to charge Lessee an excessive use of dumpster in the amount of $30.00.  Should Lessee’s trash contain any medical, contaminated or chemical waste, it is Lessee’s sole to dispose of this trash in accordance with city, county and state guidelines for toxic, contaminated or hazardous waste.  Such removal of trash will not be covered under the provisions of this Lease.

 13.

Lessee is responsible to break down all boxes and cartons.  Lessor will only remove those cartons and boxes which are broken down from the Premises. A fee for not breaking down boxes will be charged.

14.

Lessee may hang pictures, plaques, or any other wall ornament with proper hangers as to not damage walls.  Upon Lease termination, Lessee shall be responsible for any holes or damage to the wall surfaces.

15.

The Building is a non-smoking building.  Smoking is permitted solely in designated areas outside of the Building.

16.        A $25.00 charge per month shall be charged should a tenant have a standard size refrigerator in said Premises.

17.

All foods and coffee grounds shall be disposed of in a proper trash container.  No dumping of food products in the toilets, water fountain, or sinks whatsoever.

EXHIBIT “A”

Leasehold Improvements:

1.

Landlord will replace carpet and put in new carpet per sample

2.

Landlord will be responsible as follows:

-Paint entire premises

-Put a sink and cabinet in the Office including plumbing.

-Tenant at his own cost may install his own lock. However must give landlord copy of key or access as needed.

3. Tenant has an option to leave at the beginning of the (3rd) third year.

- If Tenant leaves at the beginning of the third year, Tenant will pay 1/3 of landlord improvement costs.

-One months rent penalty will apply if the lease is vacated by the tenant at the beginning of the (3rd) third year.

-Tenant must give 90 day notice if they plan on leaving at the beginning of the (3rd) third year.

Signed and acknowledge in the presence of:

LESSOR:

The Crown Building

____________________________

By:________________

      Melvin S. Jacobson, Trustee

                                                            LESSEE:

      Identica Holdings, Corp

By:/s/ Francine Foster

 _______________________________

  Its: Secretary (Corporate)